SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission File No. 0-28683

Date of Report: May 14, 2009

SENIOR OPTICIAN SERVICE, INC.
(Name of Registrant in its Charter)

Nevada	41-1954595
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 195, Zhongshan Road, Heping District, Shenyang, Liaoning Province, P.R. China
(Address of principal executive offices)
86-24-2286-6686
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On May 14, 2009 Senior Optician Service, Inc. completed a reverse merger in which the shareholders of Vantone International Group, Inc. received a majority of the capital stock of Senior Optician Service, Inc. in exchange for the outstanding capital stock of Vantone International Group, Inc. At the time of the reverse merger, MS Group CPA LLC was the auditor of record for Vantone International Group, Inc.  Accordingly, on May 14, 2009, by reason of the reverse merger, MS Group CPA LLC became the principal independent accountant for Senior Optician Service, Inc.  Therefore, the Board of Directors of Senior Optician Service, Inc. dismissed Gruber & Company, LLC from its position as the principal independent accountant for Senior Optician Service, Inc.

The audit report of Gruber & Company, LLC on Senior Optician Service, Inc.’s financial statements for the years ended March 31, 2008 and 2007 contained a modification expressing substantial doubt about Senior Optician Service, Inc.’s ability to continue as a going concern.  The audit report of Gruber & Company, LLC for the years ended March 31, 2008 and 2007 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above.  Gruber & Company, LLC did not, during the applicable periods, advise Senior Optician Service, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

Senior Optician Service, Inc. and Gruber & Company, LLC have not, during Senior Optician Service, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Gruber & Company, LLC’s satisfaction, would have caused Gruber & Company, LLC to make reference to the subject matter of the disagreement in connection with its reports.

Senior Optician Service, Inc. has requested Gruber & Company, LLC to furnish a letter addressed to the Securities Exchange Commission stating whether or not Gruber & Company, LLC agrees with the statements in this 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

Senior Optician Service, Inc. has retained the firm of MS Group CPA LLC to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to May 14, 2009 did Senior Optician Service, Inc. consult with MS Group CPA LLC  regarding any matter of the sort described above with reference to Gruber & Company, LLC, any issue relating to the financial statements of Senior Optician Service, Inc., or the type of audit opinion that might be rendered for Senior Optician Service, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from Gruber & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 13, 2009

            SENIOR OPTICIAN SERVICE, INC.

By: /s/ Honggang Yu

      Honggang Yu, Chief Executive Officer